SECURITIES EXCHANGE AGREEMENT

                   by and between

              PARADIGM MEDICAL INDUSTRIES, INC.

                        and

                   THE SECURITYHOLDERS
                     SIGNATORY HERETO




                 Dated as of February 2, 1998

      THIS SECURITIES EXCHANGE AGREEMENT is dated as of February
___, 1998, by and between PARADIGM MEDICAL INDUSTRIES, INC., a
Delaware corporation (the "Company") and the person named on the signature page hereof and signatory hereto (a "Holder").

      In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                            ARTICLE I

                           DEFINITIONS

      Section 1.1Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

      "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agreement" means this Securities Exchange Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof and in effect.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor code thereto, and any reference to the Code shall include a reference to any successor provisions.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means the common stock, $.001 par value per share, of the Company.

      "Company" means Paradigm Medical Industries, Inc., a
Delaware corporation and any successor to the Company, whether by contract, assumption, merger, consolidation, operation of law or otherwise.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA as in effect at the Time of Exchange and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

      "ERISA Plan" means an employee benefit plan as such term is defined in Section 3(3) of ERISA, with respect to which the Company or an Affiliate is a disqualified person or a party in interest, as those terms are defined in Section 4975 of the Code and Section 3(14) of ERISA, respectively.

      "Exchange Preferred Stock" means the 10 shares of Series C
Preferred Stock, to be issued in exchange for each $1,000 principal amount of Old Notes with such terms as set forth in the Certificate of Designations, Powers, Preferences and Rights attached hereto as Exhibit A.

      "Expiration Date" means February 28, 1998, the last day on which Holders may deliver the Old Notes to the Company.

      "Holder" means (i) the Person who prior to the Time of Exchange accepts and agrees to the terms hereof as indicated by its signature on the signature page of this Agreement and (ii) each Person, if any, on whose behalf the Holder executes this Agreement and whose Old Notes are the subject of any exchange hereunder.

      "Old Notes" means the 12% Convertible, Redeemable
Promissory Notes of the Company.

      "Person" means any individual (including an individual when acting in a fiduciary capacity), corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, estate, unincorporated organization or government or other agency or political subdivision thereof.

      "Prohibited Transaction" means a transaction described in
Section 4975(e) of the Code or in Section 406 of ERISA, for which there is no available exemption.

      "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

      "Registrable Securities" means the shares of Common Stock of the Company issuable upon conversion of the Exchange Preferred
Stock.

      "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including a prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

      "Series C Preferred Stock" means the Series C Convertible
Preferred Stock, $.001 par value per share, of the Company.

      "Shares" means the number of shares of Exchange Preferred
Stock set forth on the signature page hereto, to be issued by the Company to the Holder in exchange for the Holder's Old Notes by the Holder hereunder.

      "State" means each of the states of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

      "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) any other Person (other than a corporation), including without limitation a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions) or (iii) any other Person required to be consolidated with such Person in accordance with generally accepted accounting principles. For purposes of this definition (and for the determination of whether or not a Subsidiary is a wholly-owned Subsidiary of a Person), any directors' qualifying shares or investment by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

      "Time of Exchange" has the meaning provided therefor in
Section 2.1 of this Agreement.

                           ARTICLE II

                     EXCHANGE OF SECURITIES

      Section 2.1Exchange of Securities. Subject to the terms and conditions herein set forth, the Company agrees that it will issue the Shares to the Holder in exchange for the Holder's Old Notes, and the Holder agrees that it will tender the Holder's Old Notes to the Company in exchange for the Shares, at or prior to 5:00 p.m. New York time on February 28, 1998 (the "Expiration Date"). The Company reserves the right to extend the Expiration Date for receipt of Old Notes.

      The Holder agrees to sign the signature page to this Agreement (the "Signature Page") and deliver the Signature Page with the certificates representing the Holder's Old Notes by the Expiration Date.

      The acceptance for exchange and the exchange of all outstanding Old Notes which are validly tendered will be made promptly after the Expiration Date. The Company will be deemed to have accepted for exchange tendered Old Notes as, if and when the Company gives oral or written notice to a Holder of its acceptance of the tenders of such Old Notes (the "Time of Exchange"). Delivery of the Shares in exchange for the Old Notes will be made by the Company as soon as practicable after receipt of such notice.

                           ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF THE HOLDER

      Section 3.1(a) Representations and Warranties of the Holder. The Holder represents and warrants to, and covenants and agrees with, the Company that the Shares to be acquired by the Holder pursuant to this Agreement are being acquired for such Holder's own account and not for the account of any ERISA Plan, and with no intention of distributing or reselling the Shares or any part thereof in any transaction, which would be or result in a Prohibited Transaction or would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to the Holder's rights at all times to sell or otherwise dispose of all or any part of the Shares under a registration under the Act or under an exemption from such registration available under such Act, provided that the disposition of the Holder's property at the time of the sale or disposition of the Shares is within such Holder's control. If the Holder should in the future decide to dispose of any of the Shares, the Holder understands and agrees with the Company that he will do so only (i) if such disposition will not be or result in a Prohibited Transaction; (ii) if a subsequent or transferee Holder shall agree in writing to be bound by the representations and warranties of this Article III; and that the Holder may do so only in compliance with the Act, as then in effect, and that stop-transfer instructions to that effect will be in effect with respect to the Shares. If the Holder should decide to dispose of any of the Shares, the Company must first be in receipt of an opinion of counsel to the effect that the proposed disposition of the Shares would not be in violation of the Act. The Holder agrees to the imprinting of legends required by law on certificates representing all of the Shares including but not limited to the following: "This security has not been registered under the Securities Act of 1933, as amended, or any state securities laws and may be reoffered and sold, pledged or otherwise transferred only if so registered or if an exemption from registration is available." The Holder also represents and warrants to, and covenants and agrees with, the Company that, with respect to itself (i) it is an "accredited investor" as defined in Rule 501(a) under the Act and (ii) by reason of its business and financial experience, and the business and financial experience of those Persons retained by it to advise it with respect to its investment in the Shares, it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, and it, together with its Affiliates, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

      The Holder also represents and warrants to the Company that
(i) it has received and reviewed those certain Confidential Private Placement Memoranda of the Company dated October 24, 1997 and February 2, 1998, respectively, (ii) it has been given the opportunity to discuss the transactions contemplated hereby and the offering materials with, and ask questions of, representatives of the Company; (iii) it has all requisite corporate power and authority (A) to execute, deliver and perform its obligations under this Agreement, (B) to exchange the Old Notes for the Shares in the manner and for the purpose contemplated in this Agreement and (C) to execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by, or to be executed and delivered by, the Holder pursuant to or in connection with this Agreement or any of the transactions contemplated hereby; (iv) this Agreement has been duly and validly authorized by the Holder and this Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid and binding agreement of the Holder, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally; and (v) the exchange of the Holder's Old Notes for the Shares does not violate the Holders' charter or by-laws or any other governing documents, any material law or regulation or any court order applicable to it.

      The Holder has relied solely on the representations made herein in determining to exchange the Holder's Old Notes for the Shares pursuant hereto.

                           ARTICLE IV

       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

      Section 4.1Conditions Precedent. The obligations of the Company to issue the Shares in exchange for the Holder's Old Notes pursuant to this Agreement are subject, at the Time of Exchange, to the satisfaction of the following conditions:

      (a) The representations and warranties made by the Holder herein shall be true and correct in all material respects on and as of the Time of Exchange with the same effect as though such representations and warranties had been made on and as of the Time of Exchange and the Holder shall have complied in all material respects with all agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Holder at or prior to the Time of Exchange. It is understood and agreed that the Company shall be entitled to request and receive such certificates or opinions from the Holder at the Time of Exchange as shall be satisfactory to the Company to demonstrate compliance with the provisions of this Section 4.1(a).

      (b) The issuance of the Shares by the Company in exchange for the Holder's Old Notes shall not be enjoined (temporarily or permanently) at the Time of Exchange under the laws of any jurisdiction to which the Company is subject.

                            ARTICLE V

       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE HOLDERS

      Section 5.1Conditions Precedent.  The Obligations of the
Holders to tender their Old Notes in exchange for the Shares pursuant to this Agreement are subject, at the Time of Exchange, to the satisfaction of the following conditions:

      (a) the determination by the Nasdaq Stock Market not to delist the Company's Common Stock from the Nasdaq SmallCap
Market;

      (b) the stockholders of the Company shall have approved the issuance of shares of the Series C Preferred Stock, with such terms as set forth in the Certificate of Designations, Powers, Preferences and Rights attached hereto as Exhibit A.

                           ARTICLE VI

                            EXPENSES

      Section 6.1Expenses. The Company agrees to pay the following expenses relating to this Agreement:

      (a) the cost of reproducing, executing and delivering this Agreement and any other documents contemplated hereby;

      (b) the cost of delivering to the Holder the Shares issued to the Holder at the Time of Exchange; and

      (c)  all other expenses incurred by the Company.

                           ARTICLE VII

                       REGISTRATION RIGHTS

      Section 7.1Registration Rights. The Company will undertake to file a Registration Statement with the Commission to register the Registrable Securities that the holders of the Shares will receive upon the exercise of their conversion rights within 45 days of the Expiration Date and will use its best efforts to have such Registration Statement declared effective.

      Section 7.2Information. The Company may require the Holders to furnish to the Company such information regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Act. The Holders agree to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

      Section 7.3Registration Procedures. If and whenever the
Company is required by the provisions of this Article VI to effect a registration under the Act, the Company will, at its expense:

      (a) In accordance with the Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement and use its best efforts to cause such Registration Statement to become and remain continuously effective until the earlier of (i) all of the Registrable Securities covered by such Registration Statement having been sold in accordance with the intended methods of disposition of the seller or sellers set forth in such Registration Statement and (ii) two years after such Registration Statement has been declared effective, provided, that if for any portion of such two-year period the Registration Statement is not effective, then such two-year requirement for maintaining the effectiveness of the Registration Statement shall be extended by the length of such interruption(s), and the Company shall prepare and file with the Commission such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete in all material respects during such period;

      (b) Furnish to the Holders participating in such registration such reasonable number of copies of the Registration
Statement and Prospectus and such other documents as such Holders may reasonably request;

      (c) Use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Holders may reasonably request, provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Registrable Securities;

      (d) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

      (e) Notify the Holders participating in such registration promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

      (f) Prepare and promptly file with the Commission and promptly notify the Holders participating in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such securities is required to be delivered under the Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

      (g) Advise the Holders participating in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

      (h) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Company's security holders earnings statements satisfying the provisions of Section 11(a) of the Act, no later than forty-five (45) days after the end of any twelve
(12) month period (or ninety (90) days, if such a period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of a Registration Statement.

      Section 7.4Expenses of Registration. All expenses of the Company incident to the Company's performance of or compliance with the provisions of Sections 7.1 through 7.3 of this Agreement shall be borne by the Company including without limitation:

      (a)  All registration and filing fees;

      (b) Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process in any such state);

      (c)  Printing, messenger, telephone and delivery expenses;
and

      (d) Fees and disbursements of counsel for the Company and its independent auditors.

           Nothing in this Section 7.4 shall be deemed to require the Company to pay or bear any expenses of any Holder's attorneys or accountants or any other personal expenses or any underwriting discounts, selling commissions or similar fees if such registration results in an underwritten public offering of all or any portion of the Registrable Securities. Moreover, the Company shall not be responsible for any personal or corporate taxes that the Holder may be liable for as a result of any registration or sale of any of the Registrable Securities.

      Section 7.5Indemnification and Contribution.

      (a) Indemnification by the Company. Whenever, pursuant to this Article VI, a Registration Statement relating to the Registrable Securities is filed under the Act, the Company will (except as to matters covered by Section 7.5(b) hereof) indemnify and hold harmless each Holder participating in the registration, each of their officers, directors and employees, and each person, if any, who controls any such Person (collectively, the "Holder Indemnitees" and, individually, a "Holder Indemnitee") within the meaning of Section 15 of the Act and Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Holder Indemnitees may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein made, in the light of the circumstances under which they were made, not misleading.
      (b) Indemnification by Holders. Each Holder participating in such registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other person, if any, who controls the Company, within the meaning of Section 15 of the Act and Section 20 of the Exchange Act (collectively, the "Company Indemnitees" and, individually, a "Company Indemnitee") and each other Holder Indemnitee against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Holder Indemnitees may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein made, in the light of the circumstances under which they were made, not misleading, but only if, and to the extent that, such statement or omission was in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for inclusion in the Registration Statement or Prospectus contained therein.

      (c) Indemnification Procedures. Promptly after receipt by a Holder Indemnitee or a Company Indemnitee (collectively, "Indemnitees" and, individually, an "Indemnitee") under Section 7.5(a) or 7.5(b) hereof of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any Indemnitee otherwise than under such clauses. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnities.

      (d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 7.5(d), in no event shall the Company be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities were sold exceeds the amount of any damages that the Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                          ARTICLE VIII

                          MISCELLANEOUS

      Section 8.1No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Holder at law or in equity or otherwise. No waiver of or consent to any departure by the Company or the Holder from any provision of this Agreement shall be effective unless signed in writing by the parties hereto. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Holder from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

      Section 8.2Communications. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by overnight delivery service, registered or certified mail (return receipt requested), postage prepaid to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). Notices sent by mail shall be effective two days after mailing, notices delivered personally shall be effective upon receipt, and notices sent by overnight delivery service guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier:

      i) if to the Holder at the most current address given by the Holder to the Company in writing (the address set forth on the Holder's signature page hereof to be such address initially);

           with a copy to:

                 Win Capital Corp.
                 80 Broad Street, 26th Floor
                 New York, New York  10004
                 Attention:  Albert Barbara, Vice-Chairman

                 and

                 Olshan Grundman Frome & Rosenzweig LLP
                 505 Park Avenue
                 New York, New York  10022
                 Attention:  Steven Wolosky, Esq.

      ii)  if to the Company at the following address:

                 Paradigm Medical Industries, Inc.
                 1127 West 2320 South, Suite A
                 Salt Lake City, Utah  84119
                 Attention:  John Hemmer

           with copies to:

                 Mackey, Price & Williams
                 170 South Main Street, Suite 900
                 Salt Lake City, Utah  84101-1655
                 Attention:  Randall E. Mackey, Esq.

      Section 8.3Determinations. All determinations to be made by the Company and the Holder hereunder in its opinion or judgment or with its approval or otherwise shall be made by it in its sole discretion, except as otherwise indicated herein.

      Section 8.4Execution in Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

      Section 8.5Binding Effect; Assignment. This Agreement shall be binding upon the Company and the Holder, and their respective successors and permitted assigns. The respective rights and obligations of the Holder and the Company under this Agreement may not be assigned to any other Person except with the prior consent of the other party. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and permitted assigns.

      Section 8.6Governing Law. This Agreement shall be deemed to be contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflict of laws.

      Section 8.7Severability of Provisions. Any provisions of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      Section 8.8Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.
          SECURITIES EXCHANGE AGREEMENT SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                       PARADIGM MEDICAL INDUSTRIES, INC.


                       Thomas F. Motter

Accepted and Agreed as of the
  date first above written



Name of Holder (Please type or print)

By:
      (Please sign)
      Name:
      Title:
Address:





Social Security Number or Tax I.D. Number



Aggregate principal amount of
Old Notes to be delivered by you:

$

Number of Shares of Series C Convertible
Preferred Stock to be issued to you: